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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 30, 2001

                                ----------------

                                RnetHealth, Inc.
             (Exact name of registrant as specified in its charter)

         COLORDAO                          7812                   39-1731029
State or Other Jurisdiction         Primary Industrial           IRS Employer
     of Incorporation             Classification Code No.     Identification No.

                        2600 Michelson Drive, Suite 1650
                                Irvine, CA 92612
                    (Address of principal executive offices)

        Registrant's telephone number including area code: (310)393-3979

                        506 Santa Monica Blvd., Suite 400
                             Santa Monica, CA 90401
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On March 30, 2001, RnetHealth, Inc. ("Rnet") issued a press release announcing that it intends to file a Registration Statement and joint proxy statement on Form S-4 to register shares issued in connection with the proposed merger between RnetHealth, Inc. and Access Television Network, Inc., a privately held company. Attached hereto and incorporated by reference as Exhibit 1 is the press release that was issued.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 RNETHEALTH, INC.


Date:  March 30, 2001                          By: /s/ Wendy Borow Johnson
                                                     ---------------------------
                                                     Wendy Borow Johnson
                                                     President and CEO